Exhibit 10
                                   LETTERHEAD



                                                              September 28, 1993


Minerva Fund, Inc.
237 Park Avenue
New York, NY  10017

Ladies and Gentlemen:

          As special Maryland counsel to Minerva Fund, Inc., a Maryland corporation (the "Fund"), in connection with the registration under the Securities Act of 1933, as amended, of up to an indefinite number of shares of Common Stock of the Fund, but in no event more than 200,000,000 shares (the "Shares"), we have examined the Articles of Incorporation of the Fund filed with the Maryland State Department of Assessments and Taxation (the "SDAT") on June 28, 1993, the By-Laws of the Fund and minutes of the proceedings of the Fund's Board of Directors authorizing the organization of the Fund and the issuance of its outstanding capital stock. We have additionally examined the Certificate of Corporate Officer dated September 28, 1993 (the "Certificate"). In rendering our opinion, we are relying on the Certificate and have made no independent investigation or inquiries as to the matters set forth therein.

          Based on our examination, we advise you that in our opinion the Shares to be issued by the Fund have been duly and validly authorized and, when issued upon the terms set forth in the Registration Statement on Form N-1A of the Fund filed with the Securities and Exchange Commission (the "Commission"), will be legally issued, fully paid and non-assessable.

Minerva Fund, Inc.
September 28, 1993
Page 2

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm in the Registration Statement. In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder.

                                       Very truly yours,



                                       /s/ Piper & Marbury
                                       --------------------------------
                                           Piper & Marbury